Exhibit 99.1

0 www.murphyoilcorp.com NYSE: MUR 0 INVESTOR UPDATE ROGER W. JENKINS PRESIDENT & CHIEF EXECUTIVE OFFICER MARCH 23, 2021

1 www.murphyoilcorp.com NYSE: MUR 1 Cautionary Note to US Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions . We may use certain terms in this presentation, such as “resource”, “gross resource”, “recoverable resource”, “net risked PMEAN resource”, “recoverable oil”, “resource base”, “EUR” or “estimated ultimate recovery” and similar terms that the SEC’s rules prohibit us from including in filings with the SEC . The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC . Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10 - K filed with the SEC and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website . Forward - Looking Statements – This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate”, “expect”, “expressed confidence”, “forecast”, “future”, “goal”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy”, “target”, “will” or variations of such words and other similar expressions . These statements, which express management’s current views concerning future events or results, are subject to inherent risks and uncertainties . Factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement include, but are not limited to : macro conditions in the oil and natural gas industry, including supply/demand levels, actions taken by major oil exporters and the resulting impacts on commodity prices ; increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves ; reduced customer demand for our products due to environmental, regulatory, technological or other reasons ; adverse foreign exchange movements ; political and regulatory instability in the markets where we do business ; the impact on our operations or market of health pandemics such as COVID - 19 and related government responses ; other natural hazards impacting our operations or markets ; any other deterioration in our business, markets or prospects ; any failure to obtain necessary regulatory approvals ; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices ; or adverse developments in the US or global capital markets, credit markets or economies in general . For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement, see “Risk Factors” in our most recent Annual Report on Form 10 - K filed with the US Securities and Exchange Commission (“SEC”) and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website and from Murphy Oil Corporation’s website at http : //ir . murphyoilcorp . com . Murphy Oil Corporation undertakes no duty to publicly update or revise any forward - looking statements . Non - GAAP Financial Measures – This presentation refers to certain forward - looking non - GAAP measures such as future “Free Cash Flow” . Definitions of these measures are included in the appendix . Cautionary Statement & Investor Relations Contacts Kelly Whitley VP, Investor Relations & Communications 281 - 675 - 9107 kelly_whitley@murphyoilcorp.com Megan Larson Sr. Investor Relations Analyst 281 - 675 - 9470 megan_larson@murphyoilcorp.com

2 www.murphyoilcorp.com NYSE: MUR 2 Agenda 1 Company Overview 2 Environmental, Social and Governance 5 Onshore Portfolio Update 6 Offshore Portfolio Update 7 Exploration Update New for the Quarter 3 2021 Capital Program 4 8 Looking Ahead

3 www.murphyoilcorp.com NYSE: MUR 3 Murphy Overview • Long corporate history, IPO 1956 • Advantaged, diverse, low - carbon portfolio on both federal and private lands • Oil - weighted production drives high margins • Company - making unique exploration portfolio • Balance sheet maintained with appropriate liquidity • Long - term support of shareholders through dividends

4 www.murphyoilcorp.com NYSE: MUR 4 Murphy at a Glance Exploration Office Production

5 www.murphyoilcorp.com NYSE: MUR 5 Executing Our Strategy Employ Foresight, Talent and Financial Discipline to Deliver Inspired Energy Solutions That Benefit Society and Shareholders Operate in a Sustainable, Safe and Conscientious Manner As We Navigate the Energy Transition Develop and Produce Our Diverse, Price - Advantaged, Lower Carbon Intensity Assets Explore for Offshore Resources Utilizing Differentiated Perspectives in Proven but Under - Explored Basins That Offer Higher Returns Continue to Be a Partner of Choice, Leveraging Our Operating, Safety and Technical Capabilities

6 www.murphyoilcorp.com NYSE: MUR 6 ENVIRONMENTAL, SOCIAL AND GOVERNANCE

7 www.murphyoilcorp.com NYSE: MUR 7 2020 Sustainability Report Highlights Sustainability Report Disclosure Framework Aligned to the TCFD framework Reported to SASB disclosure topics and metrics Included TCFD and SASB content indices Expanded GHG and air quality disclosures Established goal of reducing GHG emissions intensity by 15 - 20% in 2030 from 2019* Increased disclosures on climate risk management Added waste management, biodiversity and well management disclosures Outlined workforce development and employee engagement programs Expanded diversity disclosures on minorities and women Detailed community engagement involvement Enacted Indigenous Rights Policy Expanded HSE Board Committee purview to include ESG issues and concerns Formed ESG Executive Management Committee and created Director of Sustainability role Disclosed Anti - Bribery and Corruption Policy Social Governance Environment * In 2019, excluding Malaysia

8 www.murphyoilcorp.com NYSE: MUR 8 Murphy’s Role in the Energy Transition As the energy economy transitions under the Paris Agreement, oil and natural gas will continue to play a vital role in the long - term fuel mix Advantaged Portfolio Mix With Low Emissions Intensity • Oil - weighted assets are in an advantaged position on the supply curve with low emissions intensity per unit of production • Offshore production achieves lowest oil emissions intensity across E&P industry • Tupper Montney natural gas asset generates lowest carbon emissions intensity across the company’s portfolio Reducing Impact Through Operational Focus • Lowering carbon emissions intensity 15 – 20% by 2030*, tied to compensation goal • Reduce flaring by developing alternate export infrastructure • Improving efficiency through compressor upgrades and engineering controls • Utilizing bi - fuel hydraulic fracturing spreads and electrification of facilities Further Actions to Decarbonize • Deploying carbon - reducing technologies in operations • Reviewing methane intensity and zero routine flaring goals • Strategic review of carbon emission offsets • Monitoring and evaluating deployment of alternative technologies • Carbon capture and storage (CCS), blue hydrogen * From 2019, excluding Malaysia Proud member of

9 www.murphyoilcorp.com NYSE: MUR 9 Low - Emissions Energy Generation 0 10 20 30 40 50 60 70 80 Oil Sands Heavy Oil Conventional Onshore Conventional Shelf Tight Oil Shale Oil Deepwater Murphy * Total Intensity Including Methane tCO2e/kboe 1 1 The foregoing information was obtained from The Edge, a product of Wood Mackenzie * In 2019, excluding Malaysia

10 www.murphyoilcorp.com NYSE: MUR 10 NEW FOR THE QUARTER

What's New in 1Q 2021

Closed King's Quay Floating Production System Transaction

- Proceeds of ~$270 MM used to repay borrowings on the senior unsecured credit facility and remainder held as cash

Successful Bond Offering March 2021

- Issued $550 MM of 6.375% Senior Notes due 2028, used to redeem $576 MM of 2022 notes
- Risk management of 2022 note maturities
- Maintain goal of total debt reduction in oil price recovery

Updated Compensation Program for 2021

- Maintained emphasis on capital returns
- Added free cash flow metric
- Increased focus on cost management by including G&A and lease operating expense metrics
- Added greenhouse gas emissions intensity reduction target
- Decreased emphasis on volume-based metrics
- Maintained 75% equity compensation tied to shareholder and capital returns
- CEO salary ~25% less than level at beginning of 2020
- Director cash compensation ~27% less than level at beginning of 2020

Gulf of Mexico – Tieback and Workover Projects

- Operated and non-op subsea repairs complete, wells online
- Non-op Lucius 918 #3 and Lucius 919 #9 now online

Gulf of Mexico – Khaleesi / Mormont / Samurai Projects

- Received all permits to begin drilling program in 2Q 2021

Gulf of Mexico – Lucius Field

- Increased WI to 12.7% from 9% for $20 MM, ~2 MBOEPD incremental current production
- Expect investment to pay back in ~1 year
- Not included in 1Q 2021 and FY 2021 production guidance

Winter Storm

- Temporary onshore production shut-in, volumes back online
- Maintain production guidance
- 1Q 2021 149 – 157 MBOEPD
- FY 2021 155 – 165 MBOEPD

Note: Production volumes, sales volumes, reserves and financial amounts exclude noncontrolling interest, unless otherwise stated

MURPHY OIL CORPORATION
60 YEARS MUR LISTED NYSE
www.murphyoilcorp.com
NYSE: MUR
11

12 www.murphyoilcorp.com NYSE: MUR 12 2021 CAPITAL PROGRAM

13 www.murphyoilcorp.com NYSE: MUR 13 Focusing CAPEX on High - Margin Assets • $325 MM allocated to Gulf of Mexico • 2021 Gulf of Mexico spending primarily directed toward major projects, providing long - term production volumes • $170 MM allocated to Eagle Ford Shale • $85 MM allocated to Tupper Montney Producing from our Oil - Weighted Portfolio • 52% oil - weighted production in 2021, 59% liquids - weighted production in 2021 Managing Risk With Commodity Hedges to Underpin Capital Returns 2021 Capital Program Note: Production volumes, sales volumes, reserves and financial amounts exclude noncontrolling interest, unless otherwise sta ted 25% 51% 1% 23% CAPEX by Production Year 24% 47% 14% 11% 4% 2021 Total CAPEX Note: 2022 production includes St. Malo waterflood, Khaleesi, Mormont and Samurai projects. 2023+ production includes exploration $ 675 - $ 725 Million CAPEX FY 2021 149 - 157 MBOEPD Production 1Q 2021 155 - 165 MBOEPD Production FY 2021 2021 GUIDANCE US Onshore Offshore Canada Onshore Exploration Other 2021 Production 2022 Production 2023+ Production Other

14 www.murphyoilcorp.com NYSE: MUR 14 ONSHORE PORTFOLIO UPDATE

15 www.murphyoilcorp.com NYSE: MUR 15 North America Onshore Balancing Investments for Free Cash Generation Area Net Acres Reservoir Inter - Well Spacing (ft) Remaining Wells Karnes 10,092 Lower EFS 300 106 Upper EFS 600 142 Austin Chalk 1,200 97 Tilden 64,770 Lower EFS 600 264 Upper EFS 500 138 Austin Chalk 600 100 Catarina 48,375 Lower EFS 550 238 Upper EFS 950 219 Austin Chalk 1,200 112 Total 123,237 1,416 Note: Non - op well cadence subject to change per operator plans Eagle Ford Shale non - operated wells adjusted for 18% average working interest Area Net Acres Inter - Well Spacing (ft) Remaining Wells Two Creeks 35,232 984 104 Kaybob East 37,744 984 152 Kaybob West 25,984 984 107 Kaybob North 25,536 984 98 Simonette 32,116 984 108 Saxon 12,298 984 57 Total 168,910 626 2021 Wells Online Kaybob Duvernay Well Locations Eagle Ford Shale Operated Well Locations 0 5 10 15 20 25 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Eagle Ford Shale Tupper Montney Eagle Ford Shale (Non-Op) 2021 Onshore Capital Budget $265 MM • $170 MM Eagle Ford Shale • 19 operated wells + 53 gross non - operated wells online • Includes field development costs • $85 MM Tupper Montney • 14 operated wells online • Includes field development costs • $9 MM Kaybob Duvernay • Field development ahead of completions in 2022 • $1 MM Placid Montney • Field maintenance *As of December 31, 2020 *As of December 31, 2020

16 www.murphyoilcorp.com NYSE: MUR 16 Eagle Ford Shale Strong Base Production Delivers Low, Stable Declines • Low base decline achieved through less downtime, artificial lift optimization and facility optimization • ~24% base production decline in 2021 for all pre - 2021 wells Eagle Ford Shale Acreage CATARINA TILDEN KARNES Zavala Atascosa Karnes McMullen Frio Dimmit La Salle Live Oak Bee Wilson Eagle Ford Shale Existing Well Declines Net MBOEPD 0 20,000 40,000 60,000 2017 2018 2019 2020 2021 2022 2023 2011 - 2017 2018 2019 2020 20 40 60 Murphy Acreage Active Rig Fracking Crew

17 www.murphyoilcorp.com NYSE: MUR 17 Tupper Montney Generated Positive Free Cash of ~$50 MM in FY 2020 • Tightening AECO / Henry Hub basis due to improving market access from infrastructure buildouts has led to cash flow improvement ~1,400 Remaining Locations* Support a Low - Carbon Energy Future Ongoing Price Risk Mitigation Strategy • Added contracts for FY 2021 – FY 2024 at AECO hub Type Volumes (MMCF/D) Price (MCF) Dates Fixed Price Forward Sales at AECO 160 C$2.54 1/1/2021 – 1/31/2021 Fixed Price Forward Sales at AECO 203 C$2.55 2/1/2021 – 5/31/2021 Fixed Price Forward Sales at AECO 212 C$2.55 6/1/2021 – 12/31/2021 Fixed Price Forward Sales at AECO 222 C$2.41 FY 2022 Fixed Price Forward Sales at AECO 192 C$2.36 FY 2023 Fixed Price Forward Sales at AECO 147 C$2.41 FY 2024 Mitigating AECO Exposure FY 2020 Tupper Montney Natural Gas Sales Malin Price Exposure Hedged AECO Price Exposure Dawn Price Exposure Chicago Price Exposure Henry Hub Price Exposure 37% 27% 13% 1% 18% 4% * Includes contingent well count Note fixed price forward sales contracts a s of January 26 , 2020

18 www.murphyoilcorp.com NYSE: MUR 18 Tupper Montney Advantages • Employ capital allocation process that maximizes free long term cash flow • Generates greater cash margin per well than Eagle Ford Shale at conservative prices • < $1 / MCF average new well breakeven cost • Long history of continuous improvement • Increasing laterals to ~11,000’ • Improved drilling and completion costs to ~$5 MM / well • Increased average ultimate recovery to ~21 BCF / well Improved Macro Economics for Region • Increased local take - away capacity and debottlenecking completed • 600 MMCFD westward export 2020 – 2022 • 1.3 BCFD eastward export 2021 – 2022 • Declining regional production 2 BCFPD lower Y - o - Y • Improved domestic demand due to coal to natural gas switching • Construction underway for LNG Canada project, estimated in service in 2025 • Lowest AECO to Henry Hub basis differential in 5 years Low Carbon Intensity Asset • Lowest greenhouse gas intensity asset in current portfolio $- $1 $2 $3 $4 $5 $6 Year 1 Year 2 Year 3 Year 4 Annual Cumulative Cash Margin Per Well $MM Eagle Ford Shale Tupper Montney Tupper Montney Project Low Carbon Intensity Development With Attractive Cash Margins Eagle Ford Shale Tupper Montney Kaybob Duvernay Gulf of Mexico – Non - Op Canada Offshore – Non - Op 0 10 20 30 40 0 10 20 30 40 50 60 70 80 5 - year Production Average, MBOEPD Average 5 - Year GHG Intensity by Asset Tonnes CO 2 e / MBOE Note: 5 - year average intensity based on internal estimates Cash margins based on average price $44 / WTI, $1.78 / MCF AECO Gulf of Mexico – Op

19 www.murphyoilcorp.com NYSE: MUR 19 Tupper Montney Development High Impact Development Drives Future Cash Flows $0 $50 $100 $150 $200 $250 0 100 200 300 400 500 2020A 2021 2022 2023 2024 2025 Production Cum FCF Tupper Montney Production and Cumulative FCF MMCFD $MM Tupper Montney Development Plan • Commitment to infrastructure approved 2Q 2018; sanctioned 4Q 2020 • Free cash flow generated in 2020 of ~$50 MM covers cumulative free cash flow requirement of $24 MM for 2021 - 2022 • Average annual capex of ~$68 MM from 2020 - 2025 • Cumulative free cash flow of ~$215 MM from 2020 - 2025 Low Execution Risk • Increased average ultimate recovery to ~21 BCF / well • Low subsurface risk from proven resource • Ample existing take - away and infrastructure in place • Mitigate price risk with fixed price forward sales contracts through 2024 0 100 200 300 400 500 600 2021 2022 2023 2024 Existing Fixed Price Off-AECO Diversification 6 Month Avg Production Note: Free cash flow = operating cash flow ( - ) CAPEX ( - ) abandonment FCF based on average price $1.98/MCF hedged, $1.78/MCF AECO Note: Future production volumes based on current sanctioned plan Tupper Montney Development Hedging and Production MMCFD

20 www.murphyoilcorp.com NYSE: MUR 20 Kaybob Duvernay Lower Costs Support Long - Term Development • Established integrated remote operating center, reduces downtime and costs • Industry - leading well productivity, in - line with core performance of other top NA shale plays • Tightening differentials leading to improved cash flow Kaybob East 15 - 19 Pad • Online 3Q 2020 • Competitive with top producing EFS Karnes wells • 180 - day cumulative oil production • Best well performer in Kaybob Duvernay • Top 2% of Murphy unconventional wells 0 50,000 100,000 150,000 200,000 0 20 40 60 80 100 120 140 160 180 Kaybob Duvernay Field Avg Cum Oil Kaybob East 15-19B Cum Oil Karnes Operated Cum Oil Karnes LEFS Only Cum Oil Cumulative Oil BOPD Kaybob Duvernay Acreage Kaybob East Simonette Kaybob North Two Creeks Kaybob West Saxon 10 0 Miles Murphy Acreage Pipeline Battery Facility 15 - 19 Pad

21 www.murphyoilcorp.com NYSE: MUR 21 OFFSHORE PORTFOLIO UPDATE

Gulf of Mexico
Short-Term Projects Execution Update

FY 2021 Capital Budget

- $325 MM CAPEX
- Primarily supports major projects with first oil 1H 2022

Tieback and Workover Projects

- Progressing non-op Kodiak #3 well completion with first oil 1Q 2021
- Non-op Lucius 918 #3 and Lucius 919 #9 now online
- Finalizing Calliope work, first oil on track 2Q 2021
- Operated and non-op subsea repairs complete, wells online

Operated Tieback and Workover Projects

Project	Drilling & Completions	Subsea Tie-In	First Oil
Calliope*	✓	✓	2Q 2021

Non-Operated Tieback and Workover Projects

Project	Drilling & Completions	Subsea Tie-In	First Oil
Kodiak #3[1]	✓	✓	1Q 2021
Lucius 918 #3	✓	✓	✓
Lucius 919 #9[1]	✓	✓	✓

[1] *Completions only; well previously drilled*

MURPHY OIL CORPORATION

60 YEARS MUR LISTED NYSE

www.murphyoilcorp.com
NYSE: MUR

22

23 www.murphyoilcorp.com NYSE: MUR 23 Gulf of Mexico Major Projects Drive Future Free Cash Flow at Low Breakevens King’s Quay Floating Production System • Transaction closed 1Q 2021 for ~$270 MM of proceeds • Fabrication progressing on schedule, despite COVID - 19 limitations • Construction >90% complete • On track to receive first oil 1H 2022 Khaleesi / Mormont / Samurai • Received all permits to begin drilling • Campaign launches 2Q 2021 • On track for first oil in 1H 2022 • Project breakeven <$30/BBL St. Malo Waterflood • Completing first producer well of campaign • Preparing to drill second injector well • Preparing to begin producer well workover Major Projects Net Production MBOEPD Major projects include Khaleesi, Mormont, Samurai and St. Malo waterflood. Tables above do not include King’s Quay. Major Projects Net CAPEX $MM 0 15 30 45 60 75 90 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 0 10 20 30 40 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042

24 www.murphyoilcorp.com NYSE: MUR 24 EXPLORATION UPDATE

25 www.murphyoilcorp.com NYSE: MUR 25 Exploration Update FY 2021 Capital Budget • $75 MM CAPEX Interests in 126 Gulf of Mexico OCS Blocks • ~725,000 total gross acres, 54 exploration blocks • ~1 BBOE gross resource potential • 15 key prospects OCS Lease Sale – November 2020 • Successfully bid on eight blocks with five prospects in the deepwater Gulf of Mexico lease sale • Net cost of $5.3 MM for 100% WI • Average gross resource potential of more than 90 MMBOE per prospect • All blocks formally awarded 1Q 2021 • Provides standalone and near - field opportunities GC WR EW KC GB MC DC LU AT LL HE VK DD Miles 50 0 Lucius Cascade St. Malo Chinook Front Runner Medusa Dalmatian S. November Lease Sale Blocks Murphy WI Block Offshore Platform FPSO 2021 Well Discovery Key Exploration Project Gulf of Mexico Exploration Area Delta House Rushmore Guilder Silver Dollar West Ninja Silver Dollar Silverback Chinook DT Blanco Creek Carver / Donzi King’s Quay Longfellow Oak Whydah/Leibniz Oso / Liberty Hoffe Park

2021 Exploration Plan
Gulf of Mexico

Silverback (Mississippi Canyon 35)

- Farm-in for 10% WI, non-operated
- Attractive play-opening trend
- Acreage is adjacent to large position held by Murphy and partners
  - Additional play opportunities
- Farm-in results in access to 12 blocks via Silverback well participation



Silverback
VK
MC
Hoffe Park
Delta House
Marmalard
Neidermeyer
SOB II / Nearly Headless Nick
DC
2021 Well
Additional Play Opportunities
Murphy WI Block
Farm-in Block
Offshore Platform

MURPHY OIL CORPORATION
60 YEARS MUR LISTED NYSE
www.murphyoilcorp.com
NYSE: MUR
26

27 www.murphyoilcorp.com NYSE: MUR 27 2021 Exploration Plan Sergipe - Alagoas Basin, Brazil Asset Overview • ExxonMobil 50% (Op), Enauta Energia S.A. 30%, Murphy 20% • Hold WI in 9 blocks, spanning >1.6 MM acres • >2.8 BN BOE discovered in basin • >1.2 BN BOE in deepwater since 2007 • Material opportunities identified on Murphy blocks 2021 Drilling Program • On track for drilling Cutthroat - 1 in 2H 2021 • Continuing to mature inventory Sergipe - Alagoas Basin All blocks begin with SEAL - M 0 50 Kilometers 351 428 430 503 505 501 575 573 637 Murphy WI Block Other Block Discovered Field BRAZIL Planned Well Cutthroat - 1

28 www.murphyoilcorp.com NYSE: MUR 28 Block 5 Overview • Murphy 40% (Op), Petronas 30%, Wintershall Dea 30% • 34 leads / prospects • Mean to upward gross resource potential • 800 MMBO – 2,000 MMBO • Proven oil basin in proximity to multiple oil discoveries in Miocene section • Targeting exploration drilling campaign in late 2021 / early 2022 • Initial prospects identified – Batopilas and Linares • Progressing permitting and regulatory approvals Cholula Appraisal Program • Discretionary 3 - year program approved by CNH • Up to 3 appraisal wells + geologic/engineering studies 2021 Exploration Plan Salina Basin, Mexico Salina Basin Murphy WI Block Other Block Planned Well Discovery 0 60 Kilometers Cholula Block 5 Batopilas Saasken 200 – 300 MMBOIP Zama 670 MMBOE recoverable Polok 650’ net pay Chinwol 500’ net pay 0 3 0 Kilometers Cholula Block 5 Saasken 200 – 300 MMBOIP Zama 670 MMBOE recoverable Polok 650’ net pay Chinwol 500’ net pay MEXICO Linares Batopilas

29 www.murphyoilcorp.com NYSE: MUR 29 LOOKING AHEAD

30 www.murphyoilcorp.com NYSE: MUR 30 Strategic Multi - Year Plan Overview 2021 – 2024 Dynamic Plan to Manage Cash Flow and CAPEX After Dividend • Generating cumulative free cash flow after dividend at conservative prices • Achieving significant free cash flow after dividend in an oil price recovery enabling sizeable debt reduction • Managing commodity risk through hedging program Delivering Consistent Liquids - Weighted Production • Oil weighting ~50%; liquids weighting ~55% in 2021 – 2024 • Targeting flatter long - term production profile before Tupper Montney development volumes Annual Average CAPEX ~$600 MM • 2022 is peak year due to completion of major projects offshore plus onshore Tupper Montney development • 2023 – 2024 CAPEX declines considerably from near - term levels Complementary Assets Provide Optionality • Total production CAGR ~6% in 2021 – 2024 • Maintaining flatter oil production, with ~3% CAGR company - wide across the portfolio in 2021 – 2024 • Increasing natural gas production by ~8% CAGR in 2021 – 2024 Exploration – Focused Strategy • Multi - basin portfolio in various stages to support company longevity • CAPEX ~$70 MM in 2021, flexible as needed • Ongoing plan of 3 – 5 wells annually Note: Assumes WTI $42/BBL - $46/BBL Note: Production volumes, sales volumes, reserves and financial amounts exclude noncontrolling interest, unless otherwise stated Annual Average Capital Spend 2021 – 2024 2021E – 2024E Production MBOEPD 0 40 80 120 160 200 2021E 2024E Tupper Montney Offshore Oil-Weighted Onshore US Onshore Offshore Canada Onshore Exploration 36% 40% 17% 7% ~$600 MM Note: Excludes corporate CAPEX Note: Oil - weighted onshore includes Eagle Ford Shale and Kaybob Duvernay

31 www.murphyoilcorp.com NYSE: MUR 31 Advantaged low - carbon footprint across multi - basin portfolio Global assets have added capital allocation flexibility Unique, company - making offshore exploration Top - tier safety and environmental performance Capability to execute both onshore and offshore projects ADVANTAGES Murphy Priorities and Advantages in Energy Transition PRIORITIES Managing CAPEX to maintain appropriate liquidity and support a flatter oil production profile while maximizing long - term free cash flow Targeting continual operational and safety excellence Delivering a right - sized dividend to shareholders Focusing on debt reduction in a long - term oil price recovery Significantly lowering G&A costs

32 www.murphyoilcorp.com NYSE: MUR 32 INVESTOR UPDATE ROGER W. JENKINS PRESIDENT & CHIEF EXECUTIVE OFFICER MARCH 23, 2021

33 www.murphyoilcorp.com NYSE: MUR 33 Appendix 1 Non - GAAP Definitions and Reconciliations 2 Glossary of Abbreviations 3 Reserve Summary 4 Balance Sheet Position 5 1Q 2021 Guidance 6 Current Hedging Positions 7 Acreage Maps

34 www.murphyoilcorp.com NYSE: MUR 34 The following list of Non - GAAP financial measure definitions and related reconciliations is intended to satisfy the requirements of Regulation G of the Securities Exchange Act of 1934, as amended. This information is historical in nature. Murphy undertakes no obligation to publicly update or revise any Non - GAAP financial measure definitions and related reconciliations. Non - GAAP Financial Measure Definitions and Reconciliations

Non-GAAP Reconciliation

EBITDA and EBITDAX

Murphy defines EBITDA as net income (loss) attributable to Murphy[1] before interest, taxes, depreciation and amortization (DD&A). Murphy defines EBITDAX as net income (loss) attributable to Murphy before interest, taxes, depreciation and amortization (DD&A) and exploration expense.

Management believes that EBITDA and EBITDAX provide useful information for assessing Murphy's financial condition and results of operations and are widely accepted financial indicators of the ability of a company to incur and service debt, fund capital expenditure programs, pay dividends and make other distributions to stockholders.

EBITDA and EBITDAX, as reported by Murphy, may not be comparable to similarly titled measures used by other companies and should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). EBITDA and EBITDAX have certain limitations regarding financial assessments because they exclude certain items that affect net income and net cash provided by operating activities. EBITDA and EBITDAX should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.

$ Millions	Three Months Ended – Dec 31, 2020	Three Months Ended – Dec 31, 2019
Net (loss) income attributable to Murphy (GAAP)	(171.9)	(71.7)
Income tax (benefit) expense	(44.9)	(24.0)
Interest expense, net	44.5	74.2
DD&A expense	207.6	310.1
EBITDA attributable to Murphy (Non-GAAP)	35.3	288.6
Exploration expense	24.8	19.5
EBITDAX attributable to Murphy (Non-GAAP)	60.1	308.1

1 'Attributable to Murphy' represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

MURPHY OIL CORPORATION
60 YEARS MUR LISTED NYSE
www.murphyoilcorp.com
NYSE: MUR
35

Non-GAAP Reconciliation

ADJUSTED EBITDA

Murphy defines Adjusted EBITDA as net income (loss) attributable to Murphy[1] before interest, taxes, depreciation and amortization (DD&A), impairment expense, discontinued operations, foreign exchange gains and losses, mark-to-market gains and losses on crude oil derivative contracts, accretion of asset retirement obligations and certain other items that management believes affect comparability between periods.

Adjusted EBITDA is used by management to evaluate the company's operational performance and trends between periods and relative to its industry competitors.

Adjusted EBITDA may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). Adjusted EBITDA has certain limitations regarding financial assessments because it excludes certain items that affect net income and net cash provided by operating activities. Adjusted EBITDA should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.

$ Millions, except per BOE amounts	Three Months Ended – Dec 31, 2020	Three Months Ended – Dec 31, 2019
EBITDA attributable to Murphy (Non-GAAP)	35.3	288.6
Mark-to-market loss (gain) on crude oil derivative contracts	173.8	133.5
Restructuring expenses	3.6	-
Accretion of asset retirement obligations	10.9	10.7
Mark-to-market loss (gain) on contingent consideration	15.7	8.2
Unutilized rig charges	2.8	-
Discontinued operations loss (income)	0.2	(36.9)
Inventory loss	3.5	-
Retirement obligation (gains) losses	(2.8)	-
Foreign exchange losses (gains)	3.2	-
Adjusted EBITDA attributable to Murphy (Non-GAAP)	**246.2**	**404.1**
Total barrels of oil equivalents sold from continuing operations attributable to Murphy (thousands of barrels)	13,711	17,617
Adjusted EBITDA per BOE (Non-GAAP)	**17.96**	**22.94**

1 'Attributable to Murphy' represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

MURPHY OIL CORPORATION
60 YEARS MUR LISTED NYSE
www.murphyoilcorp.com
NYSE: MUR
36

Non-GAAP Reconciliation

ADJUSTED EBITDAX

Murphy defines Adjusted EBITDAX as net income (loss) attributable to Murphy[1] before interest, taxes, depreciation and amortization (DD&A), exploration expense, impairment expense, discontinued operations, foreign exchange gains and losses, mark-to-market gains and losses on crude oil derivative contracts, accretion of asset retirement obligations and certain other items that management believes affect comparability between periods.

Adjusted EBITDAX is used by management to evaluate the company's operational performance and trends between periods and relative to its industry competitors.

Adjusted EBITDAX may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). Adjusted EBITDAX has certain limitations regarding financial assessments because it excludes certain items that affect net income and net cash provided by operating activities. Adjusted EBITDAX should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.

$ Millions, except per BOE amounts	Three Months Ended – Dec 31, 2020	Three Months Ended – Dec 31, 2019
EBITDAX attributable to Murphy (Non-GAAP)	60.1	308.1
Mark-to-market loss (gain) on crude oil derivative contracts	173.8	133.5
Restructuring expenses	3.6	-
Accretion of asset retirement obligations	10.9	10.7
Mark-to-market loss (gain) on contingent consideration	15.7	8.2
Unutilized rig charges	2.8	-
Discontinued operations loss (income)	0.2	(36.9)
Inventory loss	3.5	-
Retirement obligation (gains) losses	(2.8)	-
Foreign exchange losses (gains)	3.2	-
Adjusted EBITDAX attributable to Murphy (Non-GAAP)	**271.0**	**423.6**
Total barrels of oil equivalents sold from continuing operations attributable to Murphy (thousands of barrels)	13,711	17,617
Adjusted EBITDAX per BOE (Non-GAAP)	**19.77**	**24.04**

1 'Attributable to Murphy' represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

MURPHY OIL CORPORATION
60 YEARS MUR LISTED NYSE
www.murphyoilcorp.com
NYSE: MUR
37

38 www.murphyoilcorp.com NYSE: MUR 38 BBL: Barrels (equal to 42 US gallons) BCF: Billion cubic feet BCFE: Billion cubic feet equivalent BN: Billions BOE: Barrels of oil equivalent (1 barrel of oil or 6,000 cubic feet of natural gas) BOEPD: Barrels of oil equivalent per day BOPD: Barrels of oil per day CAGR: Compound annual growth rate D&C: Drilling & completion DD&A: Depreciation, depletion & amortization EBITDA: Income from continuing operations before taxes, depreciation, depletion and amortization, and net interest expense EBITDAX: Income from continuing operations before taxes, depreciation, depletion and amortization, net interest expense, and exploration expenses EFS: Eagle Ford Shale EUR: Estimated ultimate recovery F&D: Finding & development G&A: General and administrative expenses GOM: Gulf of Mexico LOE: Lease operating expense MBOE: Thousands barrels of oil equivalent MBOEPD: Thousands of barrels of oil equivalent per day MCF: Thousands of cubic feet MCFD: Thousands cubic feet per day MM: Millions MMBOE: Millions of barrels of oil equivalent MMCF: Millions of cubic feet MMCFD: Millions of cubic feet per day NA: North America NGL: Natural gas liquid ROR: Rate of return R/P: Ratio of reserves to annual production TCF: Trillion cubic feet TCPL: TransCanada Pipeline TOC: Total organic content WI: Working interest WTI: West Texas Intermediate (a grade of crude oil) Glossary of Abbreviations

2020 Proved Reserves

- Total proved reserves 697 MMBOE at YE 2020 vs 801 MMBOE at YE 2019
- Total proved reserves declined 13% due to:
  - Nearly 30% lower crude oil prices and less capital allocation toward shale production growth
    - Resulted in transfer of Eagle Ford Shale and Kaybob Duvernay PUDs to probable reserves
  - Offset partially by the sanctioning of the Tupper Montney development, which converted probable reserves to natural gas PUDs with minimal subsurface risk
- Net transfers of PUDs to probable reserves (181 MMBOE)
  - US onshore (116 MMBOE)
  - Kaybob Duvernay (18 MMBOE)
  - Offshore (15 MMBOE)
- Net extensions from converting probable reserves and contingent resources to PUDs (150 MMBOE)
  - Tupper Montney 126 MMBOE
  - US onshore 16 MMBOE
  - Offshore 8 MMBOE
- Maintained proved developed reserves at 57%
- Preserved reserve life index of more than 11 years

Proved Reserves *MMBOE*


801
(181)
150
(2)
14
14
(39)
(60)
697
YE 2019 Reserves
Transfers
Extensions
Other
Revisions
OPEX
Price Impact
Production
YE 2020E Reserves

2020E Proved Reserves


697
MMBOE
24%
23%
53%
US Onshore
Offshore
Canada Onshore
41%
Liquids-Weighted
36%
5%
59%
Oil
NGL
Natural Gas

Note: Production volumes, sales volumes, reserves and financial amounts exclude noncontrolling interest, unless otherwise stated
Reserves are based on preliminary SEC year-end 2020 audited proved reserves and exclude noncontrolling interest

MURPHY OIL CORPORATION
60 YEARS MUR LISTED NYSE
www.murphyoilcorp.com
NYSE: MUR
39

40 www.murphyoilcorp.com NYSE: MUR 40 Balance Sheet Stability Solid Foundation for Commodity Price Cycles • Issued $550 MM of 6.375% Senior Notes due 2028 in March 2021 • Proceeds used to redeem all 2022 senior notes • $1.6 BN senior unsecured credit facility matures Nov 2023, $200 MM drawn at Dec 31, 2020 • King’s Quay transaction proceeds of $270 MM used to repay borrowings in 1Q 2021 • All debt is unsecured, senior credit facility not subject to semi - annual borrowing base redeterminations • $311 MM of cash and cash equivalents as of Dec 31, 2020 • Long - term goal of de - levering with excess cash flow • 41% total debt to cap, 39% net debt to cap as of Dec 31, 2020 0 500 1,000 1,500 2,000 Notes Drawn RCF Undrawn RCF Maturity Profile* $MM 10 Year 20 Year 30 Year Debt Profile* Total Bonds Outstanding $BN $2.8 Weighted Avg Fixed Coupon 5.9% Weighted Avg Years to Maturity 6.8 * As of December 31, 2020

41 www.murphyoilcorp.com NYSE: MUR 41 1Q 2021 Guidance Producing Asset Oil (BOPD) NGLs (BOPD) Gas (MCFD) Total (BOEPD) US – Eagle Ford Shale 20,600 4,300 23,400 28,800 – Gulf of Mexico excluding NCI 1 50,900 5,800 68,500 68,100 Canada – Tupper Montney – – 245,600 40,900 – Kaybob Duvernay and Placid Montney 6,100 1,200 21,000 10,800 – Offshore 4,400 – – 4,400 1Q Production Volume (BOEPD) excl. NCI 1 149,000 – 157,000 1Q Exploration Expense ($MM) $15 Full Year 2021 CAPEX ($MM) excl. NCI 2 $675 – $725 Full Year 2021 Production Volume (BOEPD) excl. NCI 3 155,000 – 165,000 1 Excludes noncontrolling interest of MP GOM of 8,400 BOPD oil, 600 BOPD NGLs and 5,000 MCFD gas 2 Excludes noncontrolling interest of MP GOM of $43 MM 3 Excludes noncontrolling interest of MP GOM of 8,400 BOPD oil, 600 BOPD NGLs and 4,700 MCFD gas

42 www.murphyoilcorp.com NYSE: MUR 42 Current Hedging Positions United States Commodity Type Volumes (BBL/D) Price (BBL) Start Date End Date WTI Fixed Price Derivative Swap 45,000 $42.77 1/1/2021 12/31/2021 WTI Fixed Price Derivative Swap 20,000 $44.88 1/1/2022 12/31/2022 Montney, Canada Commodity Type Volumes (MMCF/D) Price (MCF) Start Date End Date Natural Gas Fixed Price Forward Sales at AECO 160 C$2.54 1/1/2021 1/31/2021 Natural Gas Fixed Price Forward Sales at AECO 203 C$2.55 2/1/2021 5/31/2021 Natural Gas Fixed Price Forward Sales at AECO 212 C$2.55 6/1/2021 12/31/2021 Natural Gas Fixed Price Forward Sales at AECO 222 C$2.41 1/1/2022 12/31/2022 Natural Gas Fixed Price Forward Sales at AECO 192 C$2.36 1/1/2023 12/31/2023 Natural Gas Fixed Price Forward Sales at AECO 147 C$2.41 1/1/2024 12/31/2024 * As of January 26 , 2020

43 www.murphyoilcorp.com NYSE: MUR 43 Eagle Ford Shale Peer Acreage OIL CONDENSATE GAS EOG EP Energy Murphy Ensign Ovintiv Marathon ConocoPhillips Lewis/BP Chesapeake Mesquite Energy Callon BP Equinor Sundance

44 www.murphyoilcorp.com NYSE: MUR 44 T59 T60 T61 T62 T63 T64 T65 T66 T67 T59 T60 T61 T62 T63 T64 T65 T66 T67 R13W5R14R15R16R17R18R19R20R21R22R23R24R25R26 R14W5R15R16R17R18R19R20R21R22R23R24R25R26 Kaybob Duvernay Peer Acreage Fox Creek SAXON KAYBOB WEST KAYBOB EAST OVINTIV SHELL CHEVRON PARAMOUNT XTO REPSOL PLACID CENOVUS 6 Miles KEYERA SIMONETTE SEMCAMS KAYBOB Paramount Chevron DVRN Rights 70/30 MUR/ATH Ovintiv Cenovus Shell XTO Repsol Other Leased - DVRN JV Area Open Crown - DVRN Facility Battery PCC PCC

45 www.murphyoilcorp.com NYSE: MUR 45 93 94 P 7 8 10 9 T74 T75 T76 T77 T78 T79 T77 T78 T79 T80 R11W6R12R13R14R15R16R17R18R19 R12W6R13 Tupper Montney Peer Acreage Arc Montney Crown Land Shell Montney Crown Land Advantage Montney Crown Land Other Competitor Montney Crown Land Open Crown - Montney Tourmaline Montney Crown Land Ovintiv Montney Crown Land Birchcliff Montney Crown Land Dry Gas Limit TCPL Pipeline Murphy Montney Land Facility Battery Alliance Pipeline Murphy Pipeline 0 10 Miles Dawson Creek

46 www.murphyoilcorp.com NYSE: MUR 46 T57 T58 T59 T60 T61 T62 T63 T64 T65 T66 T67 T57 T58 T59 T60 T61 T62 T63 T64 T65 T66 T67 R14W5R15R16R17R18R19R20R21R22R23R24R25R26R27 R14W5R15R16R17R18R19R20R21R22R23R24R25R26R27 Placid Montney Peer Acreage Chevron Open Crown - Mont Hammerhead Other Leased - Mont Paramount Ovintiv Delphi CNRL XTO Non - Operated Area Tangle Creek Facility Battery Cequence MONT Rights 70/30 MUR/ATH Cenovus OVINTIV CHEVRON PARAMOUNT XTO DELPHI CENOVUS TANGLE CREEK CNRL HAMMERHEAD Fox Creek SAXON KAYBOB WEST KAYBOB EAST PLACID KEYERA SIMONETTE SEMCAMS KAYBOB 6 Miles Dry Gas Limit Condensate Limit

47 www.murphyoilcorp.com NYSE: MUR 47 PRODUCING ASSETS Asset Operator Murphy WI 1 Cascade Murphy 80% Chinook Murphy 80% Clipper Murphy 80% Cottonwood Murphy 80% Dalmatian Murphy 56% Front Runner Murphy 50% Habanero Shell 27% Kodiak Kosmos 48% Lucius Anadarko 13% Marmalard Murphy 27% Marmalard East Murphy 68% Medusa Murphy 48% Neidermeyer Murphy 53% Powerball Murphy 75% Son of Bluto II Murphy 27% St. Malo Chevron 20% Tahoe W&T 24% Thunder Hawk Murphy 50% Gulf of Mexico Murphy Blocks Note: Anadarko is a wholly - owned subsidiary of Occidental Petroleum 1 Excluding noncontrolling interest Murphy WI Block Offshore Platform FPSO 2021 Well Discovery Key Exploration Project Gulf of Mexico Exploration Area GC WR EW KC GB MC DC LU AT LL HE VK DD Miles 50 0 Lucius Cascade St. Malo Chinook Front Runner Medusa Dalmatian S. Gulf of Mexico Exploration Area Delta House Rushmore Guilder Silver Dollar West Ninja Silver Dollar Silverback Chinook DT Blanco Creek Carver / Donzi King’s Quay Longfellow Oak Whydah/Leibniz Oso / Liberty Hoffe Park

48 www.murphyoilcorp.com NYSE: MUR 48 2021 Exploration Plan Potiguar Basin, Brazil Asset Overview • Wintershall Dea 70% (Op), Murphy 30% • Hold WI in 3 blocks, spanning ~775 M gross acres • Proven oil basin in proximity to Pitu oil discovery Extending the Play into the Deepwater • >2.1 BBOE discovered in basin • Onshore and shelf exploration • Pitu step - out into deepwater • Interpreting final seismic data • Targeting late 2022 to early 2023 spud Petrobras/ Shell Shell Petrobras/ Shell Petrobras/ BP/GALP Petrobras/ BP/GALP Petrobras Petrobras/BP/ GALP/IBV Petrobras/BP/ GALP/IBV POT - M - 857 POT - M - 863 POT - M - 865 Pitu BRAZIL 0 50 Kilometers Murphy WI Block Other Block Discovered Field Potiguar Basin

49 www.murphyoilcorp.com NYSE: MUR 49 Asset Overview • Murphy 40% (Op), PVEP 35%, SKI 25% Block 15 - 1/05 • Received approval of the Lac Da Vang (LDV) retainment/development area • 100 MMBL recoverable reserves • LDV field development plan submitted 3Q 2020 • Targeting well campaign in 2022 • LDT - 1X discovery in 2019 • 40 – 80 MMBO gross discovered resource • Maturing remaining block prospectivity • LDT - 1X discovery and other exploration upside has potential to add bolt - on resources to LDV Development Update Cuu Long Basin, Vietnam Cuu Long Basin Murphy WI Block Murphy Prospect Discovered Field BLOCK 15 - 02/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2 - 10 BLOCK 15 - 01/05 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG JVPC PHOUNG DONG LAC DA NAU HAI SU DEN HAI SU TRANG LAC DA HONG HAI SU HONG HAI SU BAC HAI SU VANG LAC DA TRANG DISCOVERY SU TU TRANG LAC DA TRANG WEST LAC DA TRANG NORTH WEST 15 km

50 www.murphyoilcorp.com NYSE: MUR 50 Asset Overview • Murphy 40% (Op), PVEP 35%, SKI 25% Block 15 - 2/17 • Signed joint operating agreement with partners in 4Q 2020 • 3 - year primary exploration period • 1 well commitment in 2022 • Seismic reprocessing, geological/geophysical studies in 1Q 2021 Exploration Update Cuu Long Basin, Vietnam Cuu Long Basin Murphy WI Block Murphy Prospect Discovered Field BLOCK 15 - 02/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2 - 10 BLOCK 15 - 01/05 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG JVPC PHUONG DONG LAC DA NAU HAI SU DEN HAI SU TRANG LAC DA HONG HAI SU HONG HAI SU BAC HAI SU VANG LAC DA TRANG DISCOVERY SU TU TRANG LAC DA TRANG WEST LAC DA TRANG NORTH WEST 15 km

51 www.murphyoilcorp.com NYSE: MUR 51 INVESTOR UPDATE ROGER W. JENKINS PRESIDENT & CHIEF EXECUTIVE OFFICER MARCH 23, 2021